EXHIBIT 99(a)


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Jeffrey L. Powell, as Chief Executive Officer of Nesco Industries, Inc. (the "Company") certify that:

     1. to the best of my knowledge, the Company's report on Form 10-KSB for the fiscal year ended April 30, 2002, as filed with the United States Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     2. to my knowledge, the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This Certification is provided pursuant to, and only for the purposes set forth in, Section 906 of the Sarbanes-Oxley Act of 2002 and should not be relied upon for any other purpose.

     The undersigned was appointed President and Chief Executive Officer on July 10, 2002, after the close of the fiscal year reflected in the Report.


        August 13, 2002                                 /s/ Jeffrey L. Powell
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                                                               Signature

                                                         Chief Executive Officer
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                                                                  Title